SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          _____________________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 23, 2003

                                  _____________


                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    0-30130                      06-1481060
      (State or other        (Commission file number)          (I.R.S. employer
      jurisdiction of                                        identification no.)
     incorporation or
       organization)

     7 Commerce Drive
   Danbury, Connecticut                                              06810
   (Address of principal                                           (Zip code)
    executive offices)



      Registrant's telephone number, including area code: (203) 794-1100



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                                   ATMI, INC.
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                           Page

Item 7.     Exhibits.........................................................3

Item 12.    Results of Operations and Financial Condition....................3

Signature....................................................................4







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



Item 7.Exhibits.

Exhibit No.       Description

99.1 Press Release, dated July 23, 2003, entitled "ATMI Reports Second Quarter Financial Results - Revenues Up 7% from First Quarter."

Item 12.  Results of Operations and Financial Condition.

  The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition":

  On July 23, 2003, ATMI, Inc., a Delaware corporation, issued a press release announcing its financial results for the second quarter of 2003. A copy of ATMI's press release is attached hereto as Exhibit 99.1.







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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, ATMI, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2003

                                       ATMI, INC.


                                       By: /s/ Oliver Zitzmann
                                          ------------------------
                                          Oliver Zitzmann
                                          Secretary and Chief Legal Officer






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